UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 04, 2024

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37348	46-4348039
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 River Ridge Drive
Norwood, Massachusetts		02062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 963-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRBP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 4, 2024, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) issued a press release announcing pre-clinical data for CRB-913 that is being presented at Obesity Week 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The Company also updated its presentation used by management to describe its business. A copy of the presentation is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

The Company is presenting new pre-clinical data for CRB-913 at Obesity Week 2024. CRB-913 is a second-generation highly peripherally restricted CB1 receptor inverse agonist designed to treat obesity. The Company is currently conducting IND-enabling studies and expects to treat the first patient in a Phase 1 study in the first quarter of 2025.

Key findings:

•
CRB-913 brain levels (both Cmax and AUC) were 15-fold lower than monlunabant at the same dose in mice.
•
Plasma-to-brain ratio for CRB-913 was 10 times higher than monlunabant and 50 times higher than rimonabant at the same dose.
•
CRB-913 demonstrated a wide dose response weight loss curve in diet-induced obesity (“DIO”) mice ranging from 5 mg/kg/day to 80 mg/kg/day with no plateauing effect and reaching a weight loss of 31% by day 19. Extending the dosing at 80 mg/kg/day to 28 days resulted in an additional weight loss reaching 38%.
•
Allometrically, this dose range corresponds to human-equivalent doses of 30 mg/day to 450 mg/day.
•
A first-of-its-kind experimental protocol in DIO mice demonstrated that weight loss induced by an incretin analog (semaglutide) can be maintained post withdrawal by replacing it with a CB1 inverse agonist (CRB-913) whereas replacement of semaglutide with vehicle led to a rapid and complete regain of weight.
•
DEXA-scanning data revealed that switching from semaglutide to CRB-913 in DIO mice led to additional weight loss that was driven by a doubling in fat percentage reduction compared to the corresponding semaglutide maintenance cohort. This indicates a peripheral effect on fat metabolism not present with semaglutide.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Corbus Pharmaceuticals Holdings, Inc. dated November 4, 2024.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corbus Pharmaceuticals Holdings, Inc.

Date:	November 4, 2024	By:	/s/ Yuval Cohen
Name: Yuval Cohen Title: Chief Executive Officer